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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of Earliest event reported)
                                April 12, 1999

                           Software AG Systems, Inc.
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            (Exact name of Registrant as specified in its Charter)


         Delaware                   001-13609                54-1167173
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(State or other Jurisdiction      (SEC File No.)          (IRS Employer
     of incorporation)                                Identification Number)


11190 Sunrise Valley Drive, Reston, Virginia             20190
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:       (703) 391-6757
                                                       --------------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

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                           Software AG Systems, Inc.

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------

Item 5.  Other Events
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        The employment of Derek M. Brigden, Vice President - Operations and
Chief Information Officer, of Software AG Systems, Inc. ("SAGS") and Software AG Americas, Inc., a wholly owned subsidiary of SAGS ("SAGA"), terminated with SAGS and SAGA effective April 2, 1999.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          SOFTWARE AG SYSTEMS, INC.

Date: April 12, 1999                      By:  /s/ Katherine E. Butler
                                              ----------------------------
                                              Katherine E. Butler
                                              Vice President, General Counsel
                                               and Secretary